UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 22, 2021
 _________________________
WEBSTER FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

145 Bank Street, Waterbury, Connecticut 06702
(Address and zip code of principal executive offices)

203-578-2202
(Registrant’s telephone number, including area code)
______________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common Stock, $0.01 par value	WBS	New York Stock Exchange
Depositary Shares, each representing 1/1000th interest in a share of 5.25% Series F Non-Cumulative Perpetual Preferred Stock	WBS-PrF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Compensatory Arrangements of Certain Officers

On April 22, 2021, the shareholders of Webster Financial Corporation (the “Company”) approved the Webster Financial Corporation 2021 Stock Incentive Plan (the “Stock Incentive Plan”), which amends and restates the Webster Financial Corporation 1992 Stock Option Plan, as described in Item 5.07 below. The Company’s Board of Directors previously had approved the Stock Incentive Plan, subject to shareholder approval.

The description of the Stock Incentive Plan in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on March 19, 2021, is incorporated by reference herein. Such description is qualified in its entirety by reference to the Stock Incentive Plan, incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 22, 2021, the Company held its 2021 annual meeting of shareholders (the “Annual Meeting”) by remote communication. At the Annual Meeting, the Company’s shareholders voted on four proposals, each of which is described in the Company’s Proxy Statement related to the Annual Meeting. The following is a brief description of each matter voted upon and the results of such voting, including the number of votes cast for or against each matter and the number of abstentions and, if applicable, broker non-votes with respect to each matter:

Proposal 1

The Company’s shareholders elected nine individuals to the board of directors to serve one-year terms, as set forth below:

NOMINEES	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
William L. Atwell	77,633,234	809,927	97,059	5,279,250
John R. Ciulla	76,182,002	2,265,777	92,441	5,279,250
Elizabeth E. Flynn	77,641,286	812,402	86,532	5,279,250
E. Carol Hayles	78,188,877	260,634	90,709	5,279,250
Linda H. Ianieri	77,688,690	762,398	89,132	5,279,250
Laurence C. Morse	76,803,332	1,640,465	96,423	5,279,250
Karen R. Osar	76,469,268	1,992,420	78,532	5,279,250
Mark Pettie	76,733,572	1,709,460	97,188	5,279,250
Lauren C. States	77,649,227	796,526	94,467	5,279,250

Proposal 2

The Company’s shareholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
76,459,377	1,722,532	358,311	5,279,250

Proposal 3

The Company’s shareholders ratified the appointment by the Board of Directors of KPMG LLP as the independent registered public accounting firm of Webster for the fiscal year ending December 31, 2021, as set forth below:

Votes For	Votes Against	Abstain
82,776,477	915,435	127,558

Proposal 4

The Company’s shareholders approved the Webster Financial Corporation 2021 Stock Incentive Plan, which amends and restates the Webster Financial Corporation 1992 Stock Option Plan as set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
75,131,640	3,059,407	349,173	5,279,250

Item 9.01	Financial Statements and Exhibits
(a)Not applicable.
(b)Not applicable.
(c)Not applicable.
(d)Exhibits.

Exhibit Number	Description
10.1	Webster Financial Corporation 2021 Stock Incentive Plan (incorporated by reference to Annex A to the Company’s Definitive Proxy Statement filed on March 19, 2021).
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSTER FINANCIAL CORPORATION
(Registrant)

Date: April 23, 2021	By:	/s/ Harriet Munrett Wolfe
	Name:	Harriet Munrett Wolfe
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Webster Financial Corporation 2021 Stock Incentive Plan (incorporated by reference to Annex A to the Company’s Definitive Proxy Statement filed on March 19, 2021).
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).